Fees Summary	Apr. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,969,829.90
Previously Paid Amount	0.00
Total Fee Amount	1,100.64
Total Offset Amount	0.00
Net Fee	$ 1,100.64